TRANSAMERICA PRINCIPIUMSM VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT

Supplement dated March 30, 2021

to the

Prospectus dated May 1, 2008

TRANSAMERICA ACCESS VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT

Supplement dated March 30, 2021

to the

Prospectus dated May 1, 2003

This Supplement updates certain information in the above referenced prospectus (the ‘‘Prospectus’’). You should read this Supplement in conjunction with the applicable Prospectus and retain it for future reference. Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

Effective on or about April 30, 2021 (the “Merger Date”), the following investment option will become generally available to Contract owners:

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Invesco V.I. American Value Fund	Invesco V.I. American Value Fund	Invesco Advisers, Inc.
Investment Objective: is long-term capital appreciation.

Effective as of the Merger Date, based on changes to the underlying fund portfolios, a fund reorganization will apply to the following subaccounts:

EXISTING SUBACCOUNT NAME	ACQUIRING SUBACCOUNT NAME
Invesco V.I. Value Opportunities	Invesco V.I. American Value

We have been informed that as of the Merger Date, the underlying fund referenced above in the Existing Subaccount will merge into the Invesco V.I. American Value. If you would like to transfer out of the

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.

Existing or Acquiring Subaccount prior to or after the merger date, you may transfer your policy value to any of the subaccounts listed in your Prospectus.

Please make sure that a transfer request does not violate any allocation guidelines and/or restrictions in place for your policy applicable to allocation instructions for premium payments or other purposes (for example, dollar cost averaging or asset rebalancing). As of the start of business on the Merger Date, you may no longer use automated transfer features such as asset rebalancing or dollar cost averaging with the Existing Subaccount. If you are using an automated transfer feature such as asset rebalancing or dollar cost averaging with the Existing Subaccount, you should contact us immediately to make alternate arrangements. If you have not made alternate arrangements by the Merger Date, any subsequent allocations to the Existing Subaccount will be directed to the Money Market Subaccount.

You will not be charged for the transfer made due to the merger. In addition, if you reallocate your policy value to another subaccount prior to the merger or within 30 days after the Merger Date, you will not be charged for the transfer and this reallocation also will not count against the number of free transfers that you receive each policy year.

This change will not result in any changes in the investment objective, policies, or fees of the applicable Subaccount.

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.